

India Steel & Metals Corp.

Investor Presentation

January 2009

Table of Contents

Safe Harbor Statement

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. When used in this press release, words such as "will," "believe," "expect," "anticipate," "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Information about Solicitation

- The attached presentation was filed with the Securities and Exchange Commission as part of the Form 8-K filed by Geneva Acquisition Corporation ("Geneva") on January 12, 2009. Geneva is holding presentations for its stockholders regarding its purchase of Global Hi-Tech Industries, Ltd. ("GHIL") (as described in an earlier Form 8-K filed by Geneva which describes the acquisition in more detail).
- Lazard Capital Markets, the managing underwriter of Geneva's initial public offering ("IPO") consummated in February 2007, will receive approximately $2,070,000, the deferred portion of its underwriting discount from the IPO, upon consummation of the acquisition of GHIL. Geneva and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Geneva's stockholders to be held to approve this transaction. Geneva's officers and directors are also stockholders of Geneva and have waived their rights to any liquidation distribution Geneva makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if Geneva does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation. Interested persons can also read Geneva's preliminary and definitive proxy statements, when they are available, as well as Geneva's final IPO prospectus, dated February 12, 2007, as well as periodic reports Geneva filed with the SEC, for more information about Geneva, its officers and directors, and their individual and group security ownership in Geneva, and interests in the successful consummation of the acquisition of GHIL.
- Geneva's stockholders and other interested persons are advised to read Geneva's preliminary and definitive proxy statements, when available, in connection with Geneva's solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction. Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of GHIL and periodic reports filed with the Securities and Exchange Commission, without charge, by visiting the Securities and Exchange Commission's Internet site at (http://www.sec.gov). Once available, Geneva will also provide copies of its definitive proxy materials to its stockholders upon request of such stockholders to Geneva.

Non-GAAP Financial Measures

This presentation contains disclosure of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA is not a recognized term under U.S. GAAP, and EBITDA should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenues, or other measures of financial performance prepared in accordance with generally accepted accounting principles. EBITDA is not a completely representative measure of either the historical performance or, necessarily, the future potential of GHIL.

Net Income & EBIDTA Reconciliation

Category	Actual					Projected	
	Year ended 31-Mar-06	Year ended 31-Mar-07	Year ended 31-Mar-08	Six months ended 30-Sep-07	Six months ended 30-Sep-08	Year ended 31-Mar-09	Year ended 31-Mar-10
Net Income	**(807,369)**	**566,730**	**3,428,180**	**1,799,916**	**1,814,868**	**172,466**	**8,401,542**
(+) Interest Expense	308,732	1,348,197	3,917,103	1,503,020	1,634,625	3,180,581	6,148,968
(-) Interest Income	(2,037)	(37,846)	(129,021)	(54,923)	(11,223)	-	-
(+) Tax Expense	(520,101)	318,833	1,219,518	375,599	978,830	910,526	4,326,139
(+) Depreciation	308,300	1,048,262	1,418,668	675,820	691,630	6,879,411	6,379,411
EBITDA	**(712,475)**	**3,244,176**	**9,854,448**	**4,299,432**	**5,108,730**	**11,142,983**	**25,256,059**



1

Introduction

Unique and Exciting Opportunity to Unlock Value

- **The product portfolio of India Steel & Metals Corp. serves the large and growing Indian infrastructure sector**
  - Structural steel products are used for roads, bridges, commercial buildings, airports, etc.
  - Significant demand is driven by government funded projects
- **Merger with Geneva Acquisition Corp. provides cash to unlock value and is projected to**
  - Increase existing capacity utilization from 48% to 80% and nearly double revenue through the addition of $5 million in working capital
  - Within 12 months, triple output (bringing the Company to six times today's level) by expanding the manufacturing plant
  - Within 24 months, finalize the licensing to an open ore mine, which could have 10-15 years of reserves, potentially reducing these raw material costs by up to 60%
  - Within 3 years build a captive power generation facility, potentially reducing power costs by up to 65%
- **Solid fundamentals in place to execute on growth plan for India Steel & Metals Corp.**
  - Continuing management with proven track records of success
  - Added management with capital markets experience
  - Low cost producer
- **Compelling post transaction valuation**
  - 4.4x FY 2009 est EBITDA (March 2009)
  - 2.9x FY2010 est. EBITDA (March 2010)
- **Aligned management and shareholder interests**
  - Nearly sixty percent of shares that may be issued in this transaction are tied to earn-out hurdles

Overview of India Steel & Metals Corp.

- **Manufacturer of steel products strategically located in Gujarat (northwest India)**
  - 40 miles to 2 major ports
  - 30 miles to rail access
  - Regional customer base
- **Key Products and Customers**
  - Structural steel, billets and sponge iron
  - Servicing the growing Indian infrastructure sector
  - Government and Private sector are driving demand
  - Benefits from government tax incentives
- **State-of-the-art steel manufacturing facility**
  - 138 acres with the ability to grow within its existing footprint
  - Current capacity of 100,000MT*
  - Planned expansion of capacity to 300,000MT
- **Competitive cost structure**
- **Over 600 employees in a region with a large labor pool**

** MT refers to Metric Tonnes*

Strong Projected Growth



Revenue ($ million)
$ vs INR Average Rate
$300
$250
$200
$150
$100
$50
$0
40
41
42
43
44
45
46
6
24
55
53
119
185
221
265
FY06
FY07
FY08
FY09 P
FY10 P
FY11 P
FY12 P
FY13 P



EBITDA ($ million)
(EBITDA Margin)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
40%
35%
30%
25%
20%
15%
18%
17%
21%
21%
21%
18%
22%
35%
1
4
11
11
25
34
48
92
FY06
FY07
FY08
FY09 P
FY10 P
FY11 P
FY12 P
FY13 P

Particulars	FY04	FY05	FY06	FY07	FY08	FY09 P	FY10 P	FY11 P	FY12 P	FY13 P
Avg Re vs $	45.77	44.85	44.18	45.11	40.13	44.01	44.01	44.01	44.01	44.01



2

Indian Steel Industry

Sustainable Driving Forces

- **Government incentives for infrastructure projects provide sustainable, attractive growth to Indian structural steel companies**
  - 6 years of infrastructure spending committed to reach $475 billion (2007-2012)*
  - Infrastructure spending was 5% of GDP in 2007 and is anticipated to grow to 9% of GDP by 2012*
- **Projects planned for the next five years will require a vast quantity of steel for**:**
  - Additional power generation capacity of about 70,000 MW
  - Constructing dedicated freight corridors between Mumbai-Delhi and Ludhiana-Kolkata
  - Modernization and redevelopment of 4 metro and 35 non-metro airports
  - Capacity addition of 485 million MT in major ports, 345 million MT in minor ports
  - Modernization and redevelopment of 21 railway stations
  - Expanding 6,500 km of Golden Quadrilateral and selected national highways to six lanes
  - Constructing 165,244 km of new rural roads, and renewing and upgrading existing 192,464 km covering 78,304 rural communities
- **Government is encouraging the importation of critical raw materials**
  - To ensure ample supply and to keep costs down
  - There is no duty on coking coal, steel scrap, sponge iron, iron ore, metallurgical coke, etc.***
- **Wide gap in relative consumption of steel indicates the potential ahead for India in raising its steel consumption******
  - India's per capita steel consumption is 46 kilograms, as compared to 426 kilograms for the US, 417 kilograms. for Germany, and a world average of 150 kilograms. (Mott MacDonald).

---

* Indian Economic News – Newsletter dated January 2008, from the Embassy of India, Netherlands

** India Brand Equity Foundation, Trade and Economy, Infrastructure, April-June 2008

*** Steel and Natural Resources Strategy Research New Delhi, India, September 2008 Edition

**** Mott MacDonald

Structural Steel: Strong Long-Term Demand

- **ISMC expects to continue selling all of its structural steel output given the forecasted demand for the next 5 years**
  - Demand for structural steel products is expected to grow at average annual rate in India of 8% during 2008-2012, outpacing the growth rate of supply (supply is expected to grow at an average annual rate of 7%)*

Supply / Demand (Figures in million MT**)

Sponge Iron | **Billets** | **Structural Steel**


2008
2009
2010
2011
2012

Capacity | Planned Additions | Demand

Mott MacDonald
*** MT refers to Metric Tonnes*



3

Our Company

ISMC Products



Structural Steel

- Finished, high value-added ‘long’ pieces of steel
- I-beams, H-beams, U-channels, and similar products
- Beams, columns, joists



Billets

- Intermediate stage products later made into structural steel
- Liquid steel is cast into long rectangular bars which are typically 4-8 inches in both height and width, and 10-20 feet in length
- Excess billets currently sold to other steel plants, but as capacity expands will be used 100% internally



Sponge Iron (“DRI”)

- High ferrous content material produced in either lump or pellet form
- Alternative to scrap steel
- Excess DRI currently sold to other steel plants, but as capacity expands will be used 100% internally

Strong Customer Base

- **Primarily serving infrastructure projects**
  - End user customer base currently is 100% Indian
  - Order sizes ranged from $17K to $152K, and averaged approximately $84K for the year ended 3/31/08
  - Top 10 customers accounted for 58% of revenue for the year ended 3/31/08

- **End uses for steel include:**
  - Airports and seaports
  - Bridges and tunnels
  - Telecommunication towers
  - Hotels and stadiums
  - High-rise buildings
  - Shipbuilding
  - Electrification
  - Roadways

- **Large and growing repeat customer base engaged in long term projects**









Competitive Advantages

- **Current Advantages**
  - An integrated steel plant
  - Close proximity to railways and sea ports
  - Flexibility to accommodate individual customer needs
  - Ready, available and inexpensive local labor pool
  - New, efficient and expandable state-of-the-art manufacturing facility
  - Favorable government incentives drive regional demand growth

- **Post-Combination Advantages**
  - Additional working capital is expected to increase volume, which will result in steady throughput
  - Fixed overhead costs are expected to spread over more units, lowering unit costs
  - Product mix enables shift to higher value-added structural steel products with higher margins
  - Higher technology process improvements and equipment are expected to lower unit labor costs
  - Captive ore mine could lower raw material costs and provide uninterrupted ore supply
  - Self-generation of electrical power expected to further reduce cost and improve margins

Advantageous Strategic Location



Plant location

The Company is located:

Plant – Mundra Port	< 30 miles
Plant – Kandla Port	< 40 miles
Plant – Gandhidam Railhead	< 35 miles

* http://www.infoplease.com/atlas/calculate-distance.html



Scale
20 miles
Khavda
Dhori
Nakhatrana
Bhuj
Anjar
Gandhidham
Mandvi
Jodiya
Tankara
Jamnagar
Sika
Paddhari
Rapar
Bhachau
8A
15
Santalpur
Radhanpur
Bhabhar
Vagdod
Chanasma
Sami
Bechraji
Dasada
Rampura
Viramgam
Maliva
Halvad
Dhrangadhra
Morbi
Wankaner
Lakhtar
Surendranagar
Muli
Sayla
Limbdi
Chotila
Ranpur

Plant location Nearest ports Nearest railway

The Post-Acquisition ISMC Team

Operating management post-acquisition

Ash Belur
President & CEO
Goldman Sachs
ABN AMRO
ISMC Board Member

Prakash Rajgarhia
Chairman of GHIL
Serial Entrepreneur
R. B. Chemicals
Netkraft

N. P. Tekriwal
CEO of GHIL
20+ years experience in
Indian Steel Industry
Member of Governing Body of
Sponge Iron Manufacturers Assoc.

Vivek Agrawal
Director, Plant Operations
Commissioned many
Long Product Steel Mills

Dhiren Kothary
CFO of GHIL
Experienced CFO
Quest Profin

Complementary Skills With Over 100 Years of Combined Experience in Indian Steel, International Capital Markets and Entrepreneurial Settings

The ISMC Board

Board of Directors

Dr. R. C. Krishna
Chairman
Rising Sun Holdings
Global Medical Staffing
India Globalization Capital

Ash Belur
President & CEO
Goldman Sachs
ABN AMRO
ISMC Board Member

James McGrath
Director
American Medical Response
Perceptron
William E. Simon & Sons

Vinod Verma
Director
Societe Generale
Bank of India
Canara Bank

[XYZ]
Director

Board of Advisors

Raman Madhok
Advisor
Ex CEO Jindal Steel

Vincent Pica
Advisor
Prudential Securities
Longwing / Neuwing
Redgate / AOL

John Rousseau
Advisor
Nexus Medical Partners
Sears Development (Homart)
Hale and Dorr (Attorneys)

Complementary Skills With Over 100 Years of Combined Experience in Indian Steel, International Capital Markets and Entrepreneurial Settings



4

Strategic Growth Plan

Increase Capacity Utilization

IMPROVE UTILIZATION	TRIPLE CAPACITY	CAPTIVE IRON ORE MINE	SELF POWER GENERATION

We plan to invest $5 Million in working capital immediately after closing

- **Plan to increase plant capacity utilization from 48% to over 80%**
  - Increase raw materials inventories
  - Enable sustained production runs
  - Fund additional accounts receivable
  - Increase higher margin structural steel in product mix

We project this investment will increase FY 2010 EBITDA by $4 million

Capacity Expansion Program

IMPROVE UTILIZATION	TRIPLE CAPACITY	CAPTIVE IRON ORE MINE	SELF POWER GENERATION

We intend to expand annual manufacturing capacity from 100,000MT to 300,000MT

- **The estimated cost is $34 Million (of which $17 Million is expected to be equity)**
  - Sponge Iron Kiln $7 Million
  - Electric Arc Furnace $11 Million
  - Rolling Mills $10 Million
- **Expansion will take place on existing footprint**
  - Brownfield expansion not greenfield expansion
  - No additional land or power infrastructure required
- **Expected to take 8 months**
  - Including civil works, ordering equipment, commissioning and trial runs
  - Trial runs begin in November 2009 for production in December 2009

We project this investment will increase FY 2010 EBITDA by an additional $10 million.

Plant Layout Before Expansion



Scale
Meters
CENTER LINE OF STATE HIGHWAY
BHUJ
BHACHAU
MAIN GATE
PLANTATION STRIP
PLANTATION
GARDEN
ROAD
ROAD
ROAD
FINISHED GOODS (STRUCTURE) STORAGE YARD
ROAD
PROPOSED ADMINISTRATIVE BLOCK
STR ROLLING MILL
SPONGE IRON KILN A
INDUCTION FURNACE SHED & CONCAST
SCRAP YARD
GREEN AREA and RESIDENTIAL
RAW MATERIAL (IRON ORE) STORAGE YARD
COAL STORAGE SHED
RAW MATERIAL (DOLOMITE) STORAGE YARD
OPEN STORAGE YARD/ BONDED HOUSE 1
OPEN STORAGE YARD/ BONDED HOUSE 2
OPEN STORAGE YARD/ BONDED HOUSE 3
DETAILS OF LAYOUT PLAN
BEFORE EXPANSION
GLOBAL HI TECH INDUSTRIES LTD.
KANAYABEY BHUJ

Plant Layout After Expansion



Scale
Meters
CENTER LINE OF STATE HIGHWAY
BHUJ
BHACHAU
MAIN GATE
OPEN SPACE
RESIDENTIAL AREA
OPEN SPACE
GARDEN
ROAD
ROAD
ROAD
28" ROLLING MILL
shed 44m x 150mts
BILLET BAY
MAIN CASTING BAY
SCRAP YARD
FINISHED GOODS (STRUCTURE) STORAGE YARD
PROPOSED ADMINISTRATIVE BLOCK
SPONGE IRON KILN A
SPONGE IRON KILN B
STR ROLLING MILL
INDUCTION FURNACE SHED & CONCAST
SCRAP YARD
POWER PLANT
COAL STORAGE SHED
RAW MATERIAL (IRON ORE) STORAGE YARD
RAW MATERIAL (DOLOMITE) STORAGE YARD
OPEN STORAGE YARD BONDED HOUSE 1
OPEN STORAGE YARD BONDED HOUSE 2
OPEN STORAGE YARD BONDED HOUSE 3
DETAILS OF PROPOSED LAYOUT PLAN AFTER EXPANSION
GLOBAL HI TECH INDUSTRIES LTD.
KANAYABEY BHUJ

Captive Source of Iron Ore

IMPROVE UTILIZATION	TRIPLE CAPACITY	CAPTIVE IRON ORE MINE	SELF POWER GENERATION

- **The Company has received a Prospecting License for an iron ore mine in Chhatarpur District in the state of Madhya Pradesh, India (~600km from Gujarat)**
  - 50 acres in size. Average Fe-content estimated at 62%
  - Final mining license is expected in March 2010*

- **Reserves may be sufficient to produce up to 15 years of raw material for expanded ISMC operation**

- **Vertical integration to iron ore has 2 major advantages for ISMC:**
  - Enhanced gross margins (projected to reduce iron ore cost by up to 60%)
  - Assured captive supply

- **Second Prospecting License application in Sagar district in the state of Madhya Pradesh, India has been submitted and is being processed**

** Nicolene, an entity owned by Prakash Rajgarhia, N.P. Tekriwal, Ashok Maskara, and Mitesh Saraf (the first three are current shareholders of GHIL) to receive 1.0 million earn-out shares upon the receipt of final mining license*

Planned Self Generation Electrical Power Plant

IMPROVE UTILIZATION	TRIPLE CAPACITY	CAPTIVE IRON ORE MINE	SELF POWER GENERATION

- **30 MW of electrical power generation planned**
  - Two 7.5MW Waste Heat Recovery Boilers
  - One 15 MW Fluidized Bed Combustion unit
- **Waste heat recovery facility:**
  - Improves the energy efficiency of plant
  - Qualifies plant for Carbon Credits.
- **Captive power plant is projected to lower energy costs by up to 65% and increase gross margin by 6%**
- **17 months lead time estimated from project inception to power online**

Growth Resulting from Investments

Revenue ($ million) / Production (MT)



$300
$250
$200
$150
$100
$50
$0
250,000
200,000
150,000
100,000
50,000
-
6
24
55
53
119
185
221
265
FY06 P
FY07 P
FY08 P
FY09 P
FY10 P
FY11 P
FY12 P
FY13 P

EBITDA Bridge of FY 2010 Growth



EBITDA Growth
From FY2009 to FY2010
$25.3
Expanded Production
0K MT
42K MT
(3-4 months of New Capacity)
$9.9
$4.3
$11.1
Production from Existing Capacity
46K MT
48%
77K MT
80%
$11.1
FY09
FY10

- **Utilization of Existing Capacity is expected to increase from 48% to over 80% due to availability of additional working capital ($5 Million)**
  - Production is expected to increase from 46,000MT (FY 2009) to 77,000MT (FY 2010)
  - The production gains are offset by an estimated increase in power costs and the requirement to carry higher inventories of raw materials
- **Expand Capacity from 100,000MT to 300,000MT ($35 Million)**
  - Project could be completed by 12/09
  - Production of an additional 42,000MT from new capacity over those 4 months in FY 2010

Note - Fiscal year end March 31
1 USD = Re.44.01 (5 years Federal Reserve Bank of New York's average noon buying rate)

Gross Margin Analysis

- There have been significant price pressures on structural steel over the 4th quarter of 2008, however, raw materials costs have also fallen in price significantly. We show below the per unit revenues and costs related to producing 1MT of structural steel.

Selling Prices	(MT)	Aug-08	Dec-08	% Chg
Structural Steel	1.00	$833	$750	-10%
Cost / Input Material	**Output (MT)**	**Aug-08**	**Dec-08**	**% Chg**
Iron Ore	1.15	144	120	-17%
Coal	0.85	125	115	-8%
Dolomite	0.01	1	1	0%
Cast Iron	0.19	116	70	-40%
HMS	0.19	116	66	-43%
Power (kWh)	940	123	108	-12%
Labor (man-days)	1.3	7	7	0%
EBITDA per MT		**$202**	**$265**	**+31%**
EBITDA Margin (%)		**24%**	**35%**	

Prices are as of early January and sourced from the Company and verified by Mott MacDonald.



5

Merger with Geneva

Attractive Post-Transaction Valuation

	Fiscal Year Ends March 31, 2009E	2010E
Total Ownership (Fully Diluted Treasury Method)(1)		
Public(2)	11.5	11.5
Founders (3)	1.5	1.5
Consideration to ISMC (includes earn-out in FY2010)	2.5*	3.7
Total Fully Diluted Shares Outstanding(1)	15.5	16.7
Trust Value per Share (4) (post-dividend)	**$4.00**	**$4.00**
Market Capitalization	$62.0	$66.6
Plus: Net Assumed Debt	$18.0	$18.0
Less: Cash Remaining From GAC	$31.5	$19.0
Plus: Additional Debt	$0.0	$7.1
Total Enterprise Value	$48.5	$72.7
Projected EBITDA	$11.1	$25.3
Post Closing Fully Diluted TEV / Est. EBITDA	**4.4x**	**2.9x**

Note: Numbers have been rounded; calculations based on un-rounded numbers

* Assumes 100% of Global Hi-Tech purchased. At initial closing, 51.6% of Global Hi-Tech would be purchased. Geneva expects to purchase the remainder shortly after closing on the 51.6%.

(1) Treasury method calculated using estimated share price as indicated and $5.00 exercise price of outstanding warrants.

(2) Assumes no redemptions of public shares at transaction date.

(3) After giving effect to promoters returning 1,000,000 shares to the company

(4) Based on estimated value of cash in trust per public share of $6.00 less $2.00 dividend per public share at transaction date.

Transaction Consideration

- **Base Consideration***
  - $11.7 Million cash
  - Company will have up to $18 Million in debt
  - 2.5 Million shares to ISMC

- **Potential Earn-out Consideration**
  - 1.0 Million shares earned upon receipt of final mining license
  - 5.7 Million earn-out shares earned linearly as follows:

At March 31,	EBITDA Range	Earn-out Shares
2010	$20.0 - $25.0 Million	0 - 1,150,000
2011	$35.0 - $40.0 Million	0 - 1,830,000
2012	$45.0 - $50.0 Million	0 - 1,830,000
2013	$55.0 - $60.0 Million	0 - 850,000

* Assumes 100% of Global Hi-Tech purchased. At initial closing, 51.6% of Global Hi-Tech would be purchased. Geneva expects to purchase the remainder shortly after closing on the 51.6%.

Public Shareholder Consideration

- **Dividend to Public Shareholders**
  - Geneva intends to declare a dividend of $2 per share post acquisition
  - This dividend will not be paid on Geneva founder shares or on shares owned by GHIL insiders
  - The effective price for investors who purchased at the IPO will be $6.00 less the $2 dividend
  - Dividend intended to be declared and paid approximately within 30 days of closing
- **Geneva Sponsors to cancel 1.0 million of 2.5 million founder shares**
- **Record Date: January 23, 2009**
- **Closing: To Be Determined, estimated to be early- to mid-February**

Summary and Conclusion

- ISMC has a detailed, comprehensive, and executable plan to substantially grow its business through:
  - Application of working capital to better **utilize existing capacity** starting promptly after the acquisition
  - Expansion of its facilities are projected to **triple capacity** within 12 months
  - **Vertical integration** by acquiring iron ore mining licenses which are projected to enhance gross margin and provide captive supply of raw materials for 15+ years
  - **Increasing efficiencies** by building a captive power generation plant

- India’s infrastructure is rapidly developing with **strong government support** that assures ready and available markets

- Management has **extensive steel industry experience** and is placing a substantial portion of their equity value at risk based on achieving aggressive EBITDA goals

- **Attractive valuation** of 2.9x based on estimated FY2010 EBITDA



Appendix A
Comparables

Attractive Post-Transaction Valuation

TEV / FY2010E EBITDA


7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
6.8x
2.9x
Peer Group
ISMC

EBITDA Compound Annual Growth Rate(1)


60.0%
40.0%
20.0%
0.0%
26.0%
55.3%
Peer Group
ISMC

Notes / Source

Note: Multiples calculated using ISMC fully diluted TEV. Direct peer group consists of: NYSE:GSI, NYSE:AMN, TSEC:2015, and BSE:505982. Valuation outliers excluded to avoid skewing valuation multiples. Peer group based on 12/31/09 fiscal year end and ISMC based on 3/31/10 fiscal year end.

(1): EBITDA CAGR calculated over three year period based on actual 2007 EBITDA to estimated 2009 EBITDA.

Source: Bloomberg I/E/B/S estimates and Wall Street research as of 1/7/09.

Comparable Public Companies

- The 4 public companies below are engaged in making steel and/or supplying products to developing countries' infrastructure projects.
  - 2 Asian steel companies produce structural steel products
  - 1 company produces basic construction products for infrastructure of developing countries
  - 1 company produces basic metal products for Indian market and is ~size of ISMC

($MM, except per share data)

Company Name	Share Price (1)	Equity Value (2)	Enterprise Value (2)	Revenue (3) 2008E	Revenue (3) 2009E	Enterprise Value / Revenue (5) 2008E	Enterprise Value / Revenue (5) 2009E	EBITDA (3) 2008E	EBITDA (3) 2009E	Enterprise Value / EBITDA (5) 2008E	Enterprise Value / EBITDA (5) 2009E
Steel Companies (China / Taiwan)											
Feng Hsin Iron & Steel Co. Ltd.	1.14	665	727	1,165	693	0.6x	1.0x	200	128	3.6x	5.7x
General Steel Holdings, Inc.	4.19	166	549	1,495	1,968	0.4x	0.3x	58	89	9.4x	6.2x
Developing Country Infrastructure											
Ameron International Corp	59.91	582	495	659	632	0.8x	0.8x	66	47	7.5x	10.6x
Forging (India) (4)											
Hinduja Foundries Ltd	1.38	26	89	108	138	0.8x	0.6x	13	18	6.9x	4.8x
					Mean:	0.6x	0.7x			6.8x	6.8x
					Median:	0.7x	0.7x			7.2x	5.9x

(1) Share prices and market values are as of January 7, 2009.
(2) Includes in-the-money outstanding options, warrants and convertible securities, treasury-adjusted. Enterprise value is equity value plus total debt and minority interest, less cash and equivalents.
(3) Projections based on Wall Street analyst research compiled by Bloomberg LP as of 1/7/09 unless otherwise noted.
(4) Fiscal Year Ends March 31, 2009 and March 31, 2010.
(5) Multiples that are negative or above a certain limit (100x for earnings multiples) are considered not meaningful.



Contacts

Contacts

- **Post Transaction Management**

RC Krishna	347-524-8425	RCKrishna@att.blackberry.net
Ash Belur	44-20-8201-9316	Ash.Belur@ironglobal.com

- **Geneva Acquisition Corporation**

Jim McGrath	617-361-6530	JMcgrath@geneva-spac.com
Vin Pica	212-863-9434	Picanyc@geneva-spac.com
John Rousseau	617-472-2805 ext 8410	JRousseau@geneva-spac.com

- **Investor Relations**

The Equity Group, Inc.

Lena Cati	212-836-9611	LCati@equityny.com
Linda Latman	212-836-9609	LLatman@equityny.com



Merger Summary for
Global Hi-Tech Industries Ltd.
and
Geneva Acquisition Corporation

to be known as

India
Steel & Metals Corp.

January 2009